                                                              EXHIBIT (a)(1)(B)

                             Letter of Transmittal
                       To Tender Shares of Common Stock

            (Including the Associated Common Stock Purchase Rights)

                                      of

                                BI Incorporated

                       Pursuant to the Offer to Purchase

                             Dated August 18, 2000

                                      by

                        KBII Acquisition Company, Inc.

                      A Direct Wholly Owned Subsidiary of

                              KBII Holdings, Inc.

        THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
    NEW YORK CITY TIME, ON FRIDAY, SEPTEMBER 15, 2000, UNLESS THE OFFER IS
                                   EXTENDED.


                       The Depositary for the Offer is:

                      Computershare Investor Services LLC

                                               By Telephone
                                              (212) 701-7624
          By Mail:                      By Facsimile Transmission:          By Hand/Overnight Courier:

 Computershare Investor Services                                         Computershare Investor Services
               LLC                   (FOR ELIGIBLE INSTITUTIONS ONLY)                  LLC
    Wall Street Station                        (212) 701-7636                     Wall Street Plaza
       P.O. Box 1023                                                          88 Pine Street, 19th Floor
 New York, New York 10268-
            1023                                                               New York, New York 10005

                        Confirm Facsimile by Telephone:

                                (212) 701-7624
                            (for Confirmation Only)

       IF CERTIFICATES HAVE BEEN LOST OR DESTROYED, SEE INSTRUCTION 11.

   DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

                        DESCRIPTION OF SHARES TENDERED
-------------------------------------------------------------------------------

  Name(s) and
Address(es) of
  Registered
   Holder(s)
(Please Fill in
  Exactly as
    Name(s)
 Appear(s) on
     Share            Share Certificate(s) and Share(s) Tendered
Certificate(s))          (Attach Additional List if Necessary)
------------------------------------------------------------------
                                        Shares
                       Share        Represented by        Number
                    Certificate          Share           of Shares
                    Number(s)*      Certificate(s)*     Tendered**
                                       ---------------------------
                                       ---------------------------
                                       ---------------------------
                                       ---------------------------
                                       ---------------------------
                                       ---------------------------
                   Total Shares

-------------------------------------------------------------------------------
  * Need not be completed by Book-Entry Shareholders (as defined below).
 ** Unless otherwise indicated, all Shares represented by certificates delivered to the Depositary will be deemed to have been tendered. See Instruction 4.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED

   This Letter of Transmittal is to be completed by holders of Shares (as defined below) of BI Incorporated (the "Shareholders") if certificates evidencing Shares ("Certificates") are to be forwarded herewith or, unless an Agent's Message (as defined in Section 2 of the Offer to Purchase (as defined below)) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by Computershare Investor Services LLC (the "Depositary") at The Depository Trust Company ("DTC") pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Delivery of documents to DTC does not constitute delivery to the Depositary.

   Shareholders whose Certificates are not immediately available or who cannot deliver their Certificates for, or a Book-Entry Confirmation (as defined in Section 2 of the Offer to Purchase) with respect to, their Shares and all other required documents to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) must tender their Shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2 hereof.


[_]CHECK HERE IF SHARES ARE BEING TENDERED BY BOOK-ENTRY TRANSFER MADE TO AN
   ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE DEPOSITORY TRUST COMPANY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

   Name of Tendering Institution __________________________________________

   Deliver by Book-Entry Transfer to (The Depository Trust Company)

   Account Number _______________  Transaction Code Number ________________

[_]CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED
   DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

   Name(s) of Registered Owner(s): ________________________________________

   Window Ticket Number (if any): _________________________________________

   Date of Execution of Notice of Guaranteed Delivery: ____________________

   Name of Institution that Guaranteed Delivery: __________________________

   Check box if delivered by Book-Entry Transfer to The Depository Trust
Company

   Account Number _______________  Transaction Code Number ________________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

   The undersigned hereby tenders to KBII Acquisition Company, Inc., a Colorado corporation ("Offeror") and direct wholly owned subsidiary of KBII Holdings, Inc., a Delaware corporation ("Parent"), the above-described shares of common stock, no par value per share, of BI Incorporated, a Colorado corporation (the "Company"), including the associated common stock purchase rights issued pursuant to the Rights Agreement, dated as of December 1, 1999, as amended, by and between the Company and Computershare Trust Company, Inc. (f/k/a American Securities Transfer & Trust, Inc.), as Rights Agent (the "Rights," and the shares of common stock inclusive of their respective Rights, the "Shares"), net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated August 18, 2000 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer"). The undersigned understands that the Offeror reserves the right to assign to Parent, or to any other direct or indirect wholly owned subsidiary of Parent, the right to purchase all or any portion of the Shares tendered pursuant to the Offer, but the undersigned further understands that any such assignment will not relieve the Offeror of its obligations under the Offer and the Merger Agreement (as hereinafter defined) and that any such assignment will in no way prejudice the rights of tendering Shareholders to receive payment for the Shares validly tendered and accepted for payment pursuant to the Offer. The Offer is being made in connection with the Agreement and Plan of Merger, dated as of August 10, 2000, among Parent, Offeror and the Company (the "Merger Agreement").

   Subject to, and effective upon, acceptance for payment of, or payment for Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, Offeror all right, title and interest in and to all of the Shares that are being tendered hereby and any and all dividends, distributions, rights, or other Shares or other securities issued or issuable in respect of such Shares on or after the date the Offer is commenced (collectively the "Distributions"), and constitutes and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Certificates evidencing such Shares (and any Distributions), or transfer ownership of such Shares (and any Distributions) on the account books maintained by DTC together in any such case, with all accompanying evidence of transfer and authenticity to, or upon the order of, Offeror, upon receipt by the Depositary, as the undersigned's agent, of the purchase price with respect to such Shares, (ii) present such Shares (and any Distributions) for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any Distributions), all in accordance with the terms and subject to the conditions of the Offer.

   The undersigned hereby irrevocably appoints each designee of Offeror as the attorney-in-fact and proxy of the undersigned, each with full power of substitution, to the full extent of the undersigned's rights with respect to all Shares tendered hereby and accepted for payment and paid for by Offeror (and any Distributions), including, without limitation, the right to vote such Shares (and any Distributions) in such manner as each such attorney and proxy or his substitute shall, in his sole discretion, deem proper. All such powers of attorney and proxies, being deemed to be irrevocable, shall be considered coupled with an interest in the Shares tendered herewith. Such appointment will be effective when, and only to the extent that, Offeror accepts such Shares for payment in accordance with the terms of the Offer. Upon such acceptance for payment, all prior powers of attorney and proxies given by the undersigned with respect to such Shares (and any Distributions) will be revoked, without further action, and no subsequent powers of attorney and proxies may be given (and, if given, will be deemed ineffective). The designees of Offeror will, with respect to the Shares (and any Distributions) for which such appointment is effective, be empowered to exercise all voting and other rights of the undersigned as they in their sole discretion may deem proper at any annual, special, adjourned or postponed meeting of the Shareholders by written consent or otherwise. Offeror reserves the absolute right to require that, in order for Shares to be deemed validly tendered, immediately upon the acceptance for payment of such Shares, Offeror or its designees are able to exercise full voting rights with respect to such Shares (and any Distributions).

   All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

   The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any Distributions) and that, when the same are accepted for payment and paid for by Offeror, Offeror will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances including irrevocable proxies, and that the Shares tendered hereby (and any Distributions) will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or Offeror to be necessary or desirable to complete the sale, assignment and transfer of Shares tendered hereby (and any Distributions). In addition, the undersigned shall promptly remit and transfer to the Depositary, for the account of Offeror, any and all Distributions issued to the undersigned on or after August 18, 2000, in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer; and pending such remittance and transfer or appropriate assurance thereof, Offeror shall be, subject to applicable law, entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from the purchase price the amount of value thereof, as determined by Offeror in its sole discretion.

   No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Subject to the withdrawal rights set forth in the Offer to Purchase, the tender of the Shares and related Distributions hereby made is irrevocable.

   The undersigned understands that Offeror's acceptance for payment of any Shares tendered hereby will constitute a binding agreement between the undersigned and Offeror with respect to such Shares upon the terms and subject to the conditions of the Offer. Without limiting the generality of the foregoing, if the price to be paid in the Offer is amended in accordance with the terms of the Merger Agreement, the price to be paid to the undersigned will be amended.

   The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, Offeror may not be required to accept for payment any of the Shares tendered hereby.

   Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any Certificates evidencing Shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any Certificates evidencing Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the "Special Payment Instructions" and the "Special Delivery Instructions" are completed, please issue the check and/or return any such Certificates evidencing Shares not tendered or not accepted for payment in the name(s) of, and deliver such check and/or return such Certificates to, the person(s) so indicated. Unless otherwise indicated herein under "Special Payment Instructions," in the case of a book-entry delivery of Shares, please credit the account maintained at DTC with respect to any Shares not accepted for payment. The undersigned recognizes that Offeror has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name of the registered holder thereof if Offeror does not accept for payment any of the Shares tendered hereby.

 SPECIAL PAYMENT INSTRUCTIONS (See           SPECIAL DELIVERY INSTRUCTIONS
    Instructions 1, 5, 6 and 7)             (See Instructions 1, 5, 6 and 7)


  To be completed ONLY if the               To be completed ONLY if the
 check for the purchase price of           check for the purchase price of
 Shares purchased (less the amount         Shares purchased (less the amount
 of any federal income and backup          of any federal income and backup
 withholding tax required to be            withholding tax required to be
 withheld) or Certificates not             withheld) or Certificates not
 tendered or not purchased are to          tendered or not purchased are to
 be issued in the name of someone          be mailed to someone other than
 other than the undersigned.               the undersigned or to the under-
                                           signed at an address other than
                                           that shown below the
                                           undersigned's signature(s).

 Issue  [_] Check  [_] Certificate(s)
 to:


 Name _____________________________        Mail  [_] Check  [_] Certificate(s)
           (Please Print)                  to:

 Address __________________________
                                           Name______________________________

 __________________________________                  (Please Print)
             (Zip Code)                    Address __________________________


 __________________________________        __________________________________
    (Taxpayer Identification or                        (Zip Code)
      Social Security Number)

                                   SIGN HERE
                (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON PAGE 7)
 ....................................................

 ....................................................
             (Signature(s) of Owners(s))
 Dated: ........................................ 2000

 (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)


 Name(s).............................................

 ....................................................
                      (Please Print)

 Capacity (full title)...............................

 Address.............................................

 ....................................................
                   (Include Zip Code)

 Area Code and Telephone Number......................

 Tax Identification Number or
 Social Security Number..............................
       COMPLETE SUBSTITUTE FORM W-9 ON REVERSE

              Guarantee of Signature(s)
       (If required; see Instructions 1 and 5)

 Authorized Signature................................

 Name(s).............................................

 Name of Firm........................................

 Address.............................................

 Area Code and Telephone Number......................

 Dated: ........................................ 2000

                  PAYER: COMPUTERSHARE INVESTOR SERVICES LLC

-------------------------------------------------------------------------------
         Name ___________________________________________________
         Address ________________________________________________
         ________________________________________________________
         ________________________________________________________
               (City)             (State)        (Zip Code)
-------------------------------------------------------------------------------
            Part I-TAXPAYER IDENTIFICATION NUMBER--FOR  Social Security Number
            ALL ACCOUNTS Enter your Taxpayer Identifi-        or Employer
            cation Number in the appropriate box. For    identification number
            most individuals and sole proprietors,
            this is your Social Security Number. For other entities, it is your Employer Iden-tification Number. If you do not have a number, see "Obtaining a Number" in the enclosed GUIDELINES FOR CERTIFICATION OF
            TAXPAYER IDENTIFICATION NUMBER ON SUBSTI-
            TUTE FORM W-9 ("GUIDELINES").

 SUBSTITUTE


                                                         -----------------
 Form W-9 Department of the Treasury Internal Revenue Service


            --------------------------------------------------------------
 Payer's
 Request
 for
 Taxpayer
 Identification
 Number
 ("TIN")
            Part II-FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING PLEASE
            WRITE "EXEMPT" HERE (SEE ENCLOSED GUIDELINES) Certification-Under penalty of perjury, I certify that:
            Note: If the account is in more than one
            name, see the chart on page 1 of the en-
            closed GUIDELINES to determine what number
            to enter.
            (1) The number shown on this form is my correct Taxpayer
              Identification Number (or I am waiting for a number to be issued for me);
            (2) I am not subject to backup withholding either because
              (a) I am exempt from backup withholding, or (b) I have
              not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the
              IRS has notified me that I am no longer subject to backup withholding; and
            (3) Any information provided on this form is true, correct and complete.
              Certification Instructions-You must cross out item (2)
              above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return and you have not received a notice from the IRS advising
              you that backup withholding has terminated.
            --------------------------------------------------------------
                                                       Part III--Please
                                                       check the box at
                                                       right if you have
                                                       applied for, and
                                                       are awaiting
                                                       receipt of, your
                                                       taxpayer
                                                       identification
                                                       number  (right
                                                       arrow) [_]


            SIGNATURE .................  DATE ........
      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR
      TIN.


            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
 I certify under penalty of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

 Signature ............................................... Date .........


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLD-
      ING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE RE-VIEW THE ENCLOSED GUIDELINES FOR ADDITIONAL DETAILS.

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

   1. Signature Guarantee. All signatures on a Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each an "Eligible Institution"), unless the Shares tendered thereby are tendered (i) by the registered holder(s) (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of shares of Common Stock) of shares of Common Stock who has not completed the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on the Letter of Transmittal or (ii) for the account of an Eligible Institution. See Instruction 1 to the Letter of Transmittal.

   If a Certificate is registered in the name of a person other than the signer of the Letter of Transmittal, or if payment is to be made, or a Certificate not accepted for payment or not tendered is to be returned to a person other than the registered holder(s), then the Certificate must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Certificate, with the signature(s) on such Certificate or stock powers guaranteed as described above.

   2. Requirements of Tender. This Letter of Transmittal is to be completed by Shareholders if Certificates evidencing Shares are to be forwarded herewith or, unless an Agent's Message (as defined in Section 2 of the Offer to Purchase) is utilized, if delivery of Shares is to be made pursuant to the procedures for book-entry transfer set forth in Section 3 of the Offer to Purchase. For Shareholders to validly tender Shares pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees and any other required documents, or an Agent's Message in the case of a book-entry delivery, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date and either (i) Certificates for tendered Shares must be received by the Depositary at one of such addresses prior to the Expiration Date or (ii) Shares must be delivered pursuant to the procedures for book-entry transfer set forth in Section 3 of the Offer to Purchase and a Book-Entry Confirmation must be received by the Depositary prior to the Expiration Date or (b) the tendering Shareholders must comply with the guaranteed delivery procedures set forth below and in Section 3 of the Offer to Purchase.

   Shareholders whose Certificates are not immediately available or who cannot deliver their Certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Date may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure:
(i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Offeror, must be received by the Depositary prior to the Expiration Date, and (iii) the Certificates representing all tendered Shares, in proper form for transfer, or a Book-Entry Confirmation with respect to all tendered Shares, together with a Letter of Transmittal (or a manually signed facsimile thereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message in the case of a book-entry delivery and any other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq National Market trading days after the date of such Notice of Guaranteed Delivery. If Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) must accompany each such delivery.

   THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER (INCLUDING, IN THE CASE OF BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE

DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

   No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased (unless you are tendering all of the Shares you own). All tendering Shareholders, by execution of this Letter of Transmittal (or a facsimile hereof), waive any right to receive any notice of the acceptance of their Shares for payment.

   3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares and any other required information should be listed on a separate signed schedule attached hereto.

   4. Partial Tenders (Not Applicable to Shareholders Who Tender by Book-Entry Transfer). If fewer than all of the Shares evidenced by any Certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such a case, new Certificates for the Shares that were evidenced by your old Certificates, but were not tendered by you, will be sent to you (unless otherwise provided in the box entitled "Special Payment Instructions" or "Special Delivery Instructions" on this Letter of Transmittal) as soon as practicable after the Expiration Date. All Shares represented by Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

   5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

   If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

   If any of the tendered Shares are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Certificates. To obtain additional Letters of Transmittal, you may either make a photocopy of this Letter of Transmittal or call Innisfree M&A Incorporated at the phone number included on the back cover of this Letter of Transmittal.

   If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Offeror of their authority so to act must be submitted.

   If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to or Certificates not tendered or not purchased are to be issued in the name of a person other than the registered holder(s). Signatures on such Certificates or stock powers must be guaranteed by an Eligible Institution.

   If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Certificate(s) listed, the Certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Certificate(s) for such Shares. Signatures on such Certificates or stock powers must be guaranteed by an Eligible Institution.

   6. Transfer Taxes. Except as set forth in this Instruction 6, Offeror will pay or cause to be paid any transfer taxes required to be paid by it with respect to the transfer and sale of purchased Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or (in the circumstances permitted hereby) if Certificates for Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder(s) or such person) payable on account of the transfer to such person will not be the responsibility of Offeror and may be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or an exemption therefrom is substituted.

   EXCEPT AS OTHERWISE PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATE(S) LISTED IN THIS LETTER OF TRANSMITTAL.

   7. Special Payment and Delivery Instructions. If the check for the purchase price of any Shares purchased is to be issued in the name of, or any Shares not tendered or not purchased are to be returned to, a person other than the person(s) signing this Letter of Transmittal or if the check or any Certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. A Book-Entry shareholder may request that shares not accepted for payment may be credited to such account maintained at a Book-Entry Transfer Facility as such Book-Entry shareholder may designate under "Special Payment Instructions." If no such instructions are given, such shares not accepted for payment will be returned by crediting the Book-Entry Transfer Facility designated above.

   8. Waiver of Conditions. The conditions of the Offer may be waived by Offeror in whole or in part at any time and from time to time in its sole discretion, subject to the Offer and the Merger Agreement.

   9. Substitute Form W-9. Each tendering shareholder who does not otherwise establish to the satisfaction of the Depositary an exemption from backup federal income tax withholding is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN"), generally the shareholder's Social Security Number or federal Employer Identification Number, on Substitute Form W-9 above. Failure to provide the information on the form may subject the tendering shareholder to 31% federal income tax withholding on the payment of the purchase price. The box in Part III of the form may be checked if the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part III is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% of all payments of the purchase price thereafter until a TIN is provided to the Depositary.

   Under the federal income tax law, a shareholder whose tendered Shares are accepted for purchase is required by law to provide the Depositary (as payer) with such shareholder's correct TIN on Substitute Form W-9 above. If such shareholder is an individual, the TIN is his or her Social Security Number. If a shareholder fails to provide the correct TIN to the Depositary, such shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 31%.

   Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the shareholder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 for additional instructions.

   If backup withholding applies, the Depositary is required to withhold 31% of any such payments made to the shareholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

   The box in Part III of the Substitute Form W-9 may be checked if the tendering shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part III is checked, the shareholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number on the Substitute Form W-9 in order to avoid backup withholding. Notwithstanding that the box in Part III is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Depositary.

   The shareholder is required to give the Depositary the Social Security Number or Employer Identification Number of the record owner of the Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 for additional guidance on which number to report.

   10. Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may also be obtained from the Information Agent at its address and telephone number set forth below, or from brokers, dealers, commercial banks or trust companies.

   11. Lost, Destroyed or Stolen Certificates. If any Certificate evidencing Shares has been lost, destroyed or stolen, the shareholder should promptly notify Computershare Trust Company, Inc., the transfer agent at (303) 986-5400. The shareholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

   IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF), TOGETHER WITH SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER OR THE NOTICE OF GUARANTEED DELIVERY, AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

                               ----------------

                    The Information Agent for the Offer is:

              [LOGO OF INNISFREE M & A INCORPORATED APPEARS HERE]
                        501 Madison Avenue, 20th Floor
                           New York, New York 10022
         Banks and Brokerage Firms, Please Call Collect: 212-750-5833

              SHAREHOLDERS PLEASE CALL TOLL FREE: 1-888-750-5834

                               ----------------

                     The Dealer Manager for the Offer is:

                          [LOGO OF BB&T APPEARS HERE]
                             909 East Main Street
                              Richmond, VA 23219
                                (804) 787-8252